UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2022 (June 7, 2022)

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. III

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	85-2412613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAE	The Nasdaq Stock Market LLC
Rights	MCAER	The Nasdaq Stock Market LLC
Units	MCAEU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

As previously disclosed, on January 31, 2022, Mountain Crest Acquisition Corp. III, a Delaware corporation (“MCAE”), entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among MCAE, Etao International Group, a Cayman Islands corporation (the “Company”), and Wensheng Liu, in his capacity as the Company Shareholders’ Representative (the “Shareholders’ Representative”), pursuant to which, among other things, (1) MCAE will merge with and into a to be formed Cayman Islands company (“Purchaser”), with the Purchaser being the surviving corporation in the merger (the “Redomestication Merger”) and (2) the Company will merge with and into a to be formed Cayman Islands company and the wholly owned subsidiary of the Purchaser (“Merger Sub”), with the Company as the surviving corporation in the merger (the “Acquisition Merger”), and, after giving effect to the Acquisition Merger, the Company being a wholly owned subsidiary of Purchaser and the Purchaser will change its name to Etao International Co., Ltd. (collectively, the “Business Combination”). The Merger Agreement provided, that the outside date for the closing of the Business Combination was May 31, 2022 (the “Outside Date”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On June 7, 2022, MCAE, the Company and the Shareholders’ Representative entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) that expressly amended and modified the Merger Agreement as follows:

1.       The agreed value of the Company is reduced from $2,500,000,000 to $1,000,000,000. Thus, in consideration of the Acquisition Merger, Purchaser will issue 100,000,000 ordinary shares at a per share price of US$10.00 per share as agreed by the parties to the shareholders of the Company in exchange for 100% of the issued and outstanding ordinary shares of the Company.

2.       In connection with the Sponsor’s designation of a director to the Purchaser’s board of directors following the Acquisition Merger, the Sponsor, in its sole discretion, shall determine whether its designee will be an independent or dependent director. In the event that Sponsor’s designee to the Purchaser’s board of directors is dependent, then the Company and such designee shall enter into an agreement establishing the responsibilities and the compensation for such director prior to the closing of the Acquisition Merger.

3.       The Outside Date for the closing of the Business Combination is extended from May 31, 2022 to October 5, 2022. In the event that the Business Combination shall not be consummated prior to October 5, 2022, then either MCAE or the Shareholders’ Representative may terminate the Merger Agreement, provided that such terminating party, MCAE, on the one hand, or the Company or the Shareholders’ Representative, on the other hand, has not otherwise failed to materially perform its obligations under the Merger Agreement. If the parties do not terminate the Merger Agreement within five business days of the Outside Date, then the Company shall be responsible to pay all costs and expenses incurred in connection with MCAE’s obtaining any and all extensions to the deadline in which MCAE is required to complete the Business Combination, which is currently November 20, 2022.

4.       The Company’s failure to provide (i) its audited financial statements for the years ended December 31, 2021 and 2020 or its reviewed condensed and consolidated financial statements for the six month periods ended June 30, 2022 and 2021 or (ii) obtain approval or consent from any Governmental Authority, including but not limited to the Cyberspace Administration of China or the China Securities Regulatory Commission by the Outside Date shall constitute a material failure by the Company and the Shareholders’ Representative to perform its obligations hereunder.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the actual Amendment which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Amendment was executed following negotiations by the parties concerning the valuation of the Company in light of market conditions, the Company’s financial statements, the Company’s failure to close a private placement of its securities in the amount of $51,000,000 that was scheduled to close on or before February 15, 2022 and the uncertainty of the $250,000,000 commitment in a private investment in MCAE’s securities that is scheduled to close simultaneously with the Business Combination.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of MCAE and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the Company’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from MCAE’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of MCAE’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Form 10-K for the year ended December 31, 2021 filed by MCAE on March 7, 2022, the Registration Statement to be filed by MCAE, the final prospectus of MCAE for its initial public offering, dated May 17, 2021; and in MCAE’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and MCAE, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, MCAE and and/or its subsidiaries will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form F-4 and a proxy statement (the “Registration Statement”). The Registration Statement will include a proxy statement to be distributed to holders of MCAE’s common stock in connection with MCAE’s solicitation of proxies for the vote by MCAE shareholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to the Company’s stockholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, MCAE will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about MCAE, the Company and the proposed business combination. Additionally, MCAE will file other relevant materials with the SEC in connection with the business combination. Copies of these documents may be obtained free of charge at the SEC's web site at www.sec.gov. Securityholders of MCAE are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to MCAE at 311 West 43rd Street, 12th Floor, New York, NY 10036. INVESTORS AND SECURITY HOLDERS OF MCAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT MCAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAE, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

MCAE, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Securityholders may obtain more detailed information regarding the names, affiliations, and interests of certain of MCAE’s executive officers and directors in the solicitation by reading MCAE’s Registration Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information about MCAE’s directors and executive officers and their ownership of MCAE common stock is set forth in MCAE’s Form 10-K for the year ended December 31, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of MCAE’s participants in the proxy solicitation, which in some cases, may be different than those of their stockholders generally, will be set forth in the Registration Statement relating to the proposed business combination when it becomes available. These documents can be obtained free of charge at the SEC's web site at www.sec.gov.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAE in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement for the proposed business combination.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MCAE or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Amendment to the Agreement and Plan of Merger, dated June 7, 2022 by and between Mountain Crest Acquisition Corp. III, ETAO International Group, and Wensheng Liu, in his capacity as the Company Shareholders’ Representative
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2022

MOUNTAIN CREST ACQUISITION CORP. III

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer